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                                                                    Exhibit 10.2
                                                                    ------------

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                       Commonwealth Biotechnologies, Inc.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                                                  April 19, 2002

                            Void After April 19, 2005

         THIS CERTIFIES THAT, for value received, Segerdahl & Company, Inc. with its principal office at 250 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, or assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from COMMONWEALTH BIOTECHNOLOGIES, INC., a Virginia corporation, with its principal office at 601 Biotech Drive, Richmond, Virginia 23235 (the "Corporation") One Hundred Thousand (100,000) shares of the common stock of the Corporation (the "Common Stock").

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

            (a) "Exercise Period" shall mean the period commencing with the date hereof and ending three (3) years from the date hereof, unless sooner terminated as provided below.

            (b) "Exercise Price" shall mean Two Dollars ($2.00) per share, subject to adjustment pursuant to Section 3 below.

            (c) "Exercise Shares" shall mean the shares of the Corporation's Common Stock issuable upon exercise of this Warrant.

            (d) "Transaction" shall mean an equity capital financing or recapitalization of the Corporation, as contemplated by that certain engagement letter, dated April 19, 2002, by and between the Company and Segerdahl & Company, Inc. (the "Engagement Letter").

         2. VESTING OF WARRANT. This Warrant shall vest and become exercisable upon the satisfaction of each condition noted below:

            (a) A trade of at least one share of the Corporation's Common Stock shall be executed at a price equal to or greater than $6.00 for 10 of 20 consecutive trading days during the Exercise Period; and

            (b) The Corporation completes a Transaction; provided, however, that for the purposes of this Warrant, (i) the acquisition by the Corporation of certain intellectual property contemplated by the Engagement Letter and (ii) the completion of a short-term financing of up to $1,000,000 arranged by Segerdahl & Company, Inc. shall not constitute a Transaction.

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         3. EXERCISE OF WARRANT. Upon vesting in accordance with Section 2 hereof, the rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

            (a) An executed Notice of Exercise in the form attached hereto;

            (b) Payment of the Exercise Price either (i) in cash or by check,
(ii) by cancellation of indebtedness, or (iii) pursuant to the net exercise provisions in Section 3.1 hereof; and

            (c) This Warrant.

         Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

            3.1. Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Corporation's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
             -------
                A

Where             X =      the number of shares of Common Stock to be issued to
                           the Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Corporation's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one share of Common Stock shall mean, as of any date, (a) if the Common Stock is listed on a national securities exchange, the closing or opening price as reported for composite transactions for such date, (b) if the Common Stock is not so listed but is traded on the NASDAQ National Market or SmallCap Market, the closing or opening price as reported on the NASDAQ National Market or SmallCap Market on such date or, if no sale occurred on a trading day, then the mean between the highest bid and the lowest asked prices as of the close of business on such trading day, as reported on the NASDAQ National Market or SmallCap Market, (c) if the Common Stock is not traded on a national securities exchange or the NASDAQ National Market or SmallCap Market, but is otherwise traded over-the-counter, the arithmetic average of the highest bid and lowest asked prices on such date as quoted on the National Association of Securities Dealers Automated Quotation System or an equivalent generally accepted reporting service, (d) if the Corporation completes a transaction in which it ceases to be a publicly-traded company, the highest price paid to the Corporation's stockholders (on a per share basis) for their Common Stock or (e) if none of the above apply, a determination made in good faith by the Corporation's Board of Directors.

         4. ADJUSTMENT TO EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK. The Exercise Price and the number of shares of Common Stock underlying the Warrant shall be subject to adjustment from time to time as hereinafter set forth:

            4.1. Stock Dividends - Split-Ups. If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a sub-division or a split-up of shares of Common Stock or other similar event, then, on the effective day thereof, the number of shares of Common Stock issuable on exercise of the Warrant shall be increased in proportion to such increase in outstanding shares.

            4.2. Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares.

            4.3. Adjustments in Exercise Price. Whenever the number of the shares of Common Stock issuable upon the exercise of this Warrant is adjusted, as provided in this Section 4, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of the shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment and (y) the denominator of which shall be the number of the shares of Common Stock so purchasable immediately thereafter.

            4.4. Other Dividends and Distributions. If after the date hereof the Corporation pays a dividend or makes another distribution to the holders of Common Stock payable in property other than cash or shares of Common Stock, then in each such event provision shall be made so that the registered Holder of this Warrant shall receive, upon exercise hereof, in addition to the number of shares of Common Stock purchasable upon exercise hereof, the amount of such property which the registered Holder would have received had this Warrant been exercised immediately prior to such dividend or distribution and had the registered Holder hereof thereafter, during the period from the date of such event to and including the exercise date, retained such property receivable by the registered Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the registered Holder of the Warrant or with respect to such other property by their terms.

            4.5. Reorganizations, etc. If after the date hereof, any capital reorganization or reclassification of the Common Stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, (x) lawful, fair and adequate provision shall be made whereby the registered Holder of the Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock of the Corporation equal to the number of shares of Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and (y) in such event, adequate and appropriate provision shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be, to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger, or sale unless, prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume or accept, by written instrument executed and delivered to such Holder, the obligation to deliver such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

         5. CERTAIN EVENTS. If any change in the outstanding Common Stock of the Corporation or any other event occurs as to which provisions of Section 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Corporation shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights. The adjustment shall be such as will give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         6. PIGGYBACK REGISTRATION.

            6.1. Whenever the Corporation proposes at any time following the date of this Warrant Agreement to register any of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act") (a "Piggyback Registration") (other than pursuant to form S-4, form S-8 or any successor forms) and the registration form to be used may be used for the registration of Common Stock issued or issuable by way of exercise of the Warrant ("Registrable Securities"), the Corporation will give prompt written notice to all Holders of the Warrant and Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 30 days after the date the Corporation's notice is given to such holders.

            6.2. The Registration Expenses of the Holders of Registrable Securities (as defined in Section 8 of this Warrant) will be paid by the Corporation in the Piggyback Registration.

            6.3. If the Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the Corporation, the Corporation will include in such registration (a) first, the securities the Corporation proposes to sell, (b) second, the Registrable Securities requested to be included therein and any other securities requested to be included therein by other holders entitled to request inclusion of their securities in such registration, pro rata among the holders of such Registrable

Securities and other securities on the basis of the number of Registrable Securities requested to be included therein and any other securities requested to be included therein by other holders entitled to request inclusion of their securities in such registration, and (c) third, other securities requested to be included in such registration.

            6.4. If the Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's Common Stock, and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders initially requesting such registration, the Corporation will include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration, and (b) the Registrable Securities and any other securities requested to be included in such registration by other holders entitled to request inclusion of their securities in such registration, pro rata among the holders of such securities on the basis of the number of Registrable Securities requested to be included therein and any other securities requested to be included therein by other holders entitled to request inclusion of their securities in such registration.

         7. PIGGYBACK REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Warrant, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

            7.1. Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to the Holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

            7.2. Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders set forth in such registration statement;

            7.3. Furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            7.4. Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder requests and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            7.5. Promptly notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            7.6. Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or the inter-dealer quotation system on which Common Stock issued by the Corporation is then listed, if any;

            7.7. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            7.8. Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, in the event that such securities are being sold through underwriters, furnishing on the date that such Registrable Securities are delivered to such underwriters for sale, an opinion of legal counsel and a letter from the Corporation's auditors, dated as of such date, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to such underwriters;

            7.9. Subject to obtaining a confidentiality agreement in reasonably acceptable form, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees, independent accountants and attorneys to supply all information requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

            7.10. Permit any Holder of Registrable Securities which Holder, in its sole exclusive judgment, might be deemed to be an underwriter or a controlling person of the Corporation, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material relating to such Holder, furnished to the Corporation in writing, which in the reasonable judgment of such Holder and its counsel should be included; and

            7.11. In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Corporation will use its best efforts promptly to obtain the withdrawal of such order.

         8. PIGGYBACK REGISTRATION EXPENSES. All expenses incident to the Corporation's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, special counsel for the Holders of the Registrable Securities, underwriters (excluding discounts and commissions) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be paid by the Corporation.

         9. NOTICES TO HOLDERS.

            9.1. Right to Receive Notice. Nothing herein shall be construed as conferring upon such Holder of the Warrant, the right to vote or consent onto receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Corporation. If, however, at any time prior to the expiration of the Warrant or its exercise in full, any of the events described in Section 9.2 below shall occur, then, in the event of one or more of said events, the Corporation shall give written notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

            9.2. Events Requiring Notice. The Corporation shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) if the Corporation shall take a record of the Holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Corporation, or
(ii) the Corporation shall offer to all the holders of its Common Stock any additional shares of capital stock of the Corporation or securities convertible into or exchangeable for shares of capital stock of the Corporation, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Corporation or a sale of all or substantially all of its property, assets and business shall be proposed.

            9.3. Notice of Change in Exercise Price.The Corporation shall, promptly after an event requiring a change in the Exercise Price pursuant to
Section 4 hereof, send notice to the Holder of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Corporation's President.

        10. COVENANTS OF THE CORPORATION.

            10.1. Covenants as to Exercise Shares. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            10.2. No Impairment. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

            10.3. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

        11. REPRESENTATIONS OF HOLDER.

            11.1. Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its own account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

            11.2. Securities Are Not Registered.

            (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act, on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

            (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that, except as provided herein, the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

            11.3. Disposition of Warrant and Exercise Shares.

            (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                  (i) The Corporation shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                  (ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                  (iii) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

                  (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Holder hereby agrees not to sell or otherwise transfer or dispose of all or any part of this Warrant or the Exercise Shares during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Securities Act. Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        12. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

        13. EARLY TERMINATION. In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a merger solely to effect a reincorporation of the Corporation into another state), or the sale or other disposition of all or substantially all the properties and assets of the Corporation in its entirety to any other person, the Corporation shall provide to the Holder twenty (20) days advance written notice of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Corporation's assets, and this Warrant shall terminate unless exercised prior to the date the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Corporation's assets.

        14. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

        15. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the

Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        16. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses:

if to the Corporation,              Commonwealth Biotechnologies, Inc.

                                    601 Biotech Drive

                                    Richmond, Virginia 23235

                                    Telephone: (804) 648-3820

                                    Attention: Robert B. Harris, Ph.D.



with a copy to:                     Reed Smith LLP

                                    901 E. Byrd Street, Suite 1700

                                    Riverfront Plaza - West Tower

                                    Richmond, Virginia 23219

                                    Telephone: (804) 344-3422

                                    Facsimile: (804) 344-3410

                                    Attention: Bradley A. Haneberg, Esquire


if to the Holder:                   Segerdahl & Company, Inc.

                                    250 E. Wisconsin Avenue

                                    Suite 800

                                    Milwaukee, Wisconsin 53202

                                    Telephone: (414) 291-7820

                                    Attention: Johan Segerdahl

or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two (2) days after mailing if by express mail, or three (3) days after mailing if by first-class mail.

        17. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase the securities issuable under this Warrant, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

        18. PAYMENT OF TAXES. The Corporation shall pay all expenses in connection with, and all taxes and other governmental charges (other than any thereof on, based on or measured by, the net income of the Holder thereof) that may be imposed in respect of, the issue or delivery of the securities issuable under this Warrant. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the securities issuable under this Warrant in any name other than that of the Holder, and in such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation's satisfaction that no such tax or other charge is due.

        19. NO IMPAIRMENT OF RIGHTS. The Corporation hereby agrees that it will not, through the amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

        20. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall be binding upon the Corporation and the Holder and their respective successors and assigns.

        21. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        22. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the Commonwealth of Virginia.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of April 19, 2002.

                                   COMMONWEALTH BIOTECHNOLOGIES, INC.

                                   By: /s/ Robert B. Harris, Ph.D.
                                   -------------------------------
                                   Title:  President and Chief Executive Officer

ATTEST:

/s/ Thomas R. Reynolds
----------------------
Secretary

                               NOTICE OF EXERCISE

TO: COMMONWEALTH BIOTECHNOLOGIES, INC.

         (1)  =    The undersigned hereby elects to purchase shares of Common
Stock of Commonwealth Biotechnologies, Inc. (the "Corporation') pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

              =    The undersigned hereby elects to purchase shares of
Common Stock of the Corporation pursuant to the terms of the net exercise provisions set forth in the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           --------------------------
                                     (Name)


                           --------------------------

                           --------------------------
                                    (Address)

         (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel reasonably satisfactory to the Corporation, stating that such registration is not required.

---------------------------                       ------------------------------
(Date)                                            (Signature)


                         ------------------------------
                             Print name of Holder)

                                ASSIGNMENT FORM

                          (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------
                                 (Please Print)

Dated:
       ----------------------------------------



Holder's
Signature:
           ------------------------------------



Holder's
Address:
         --------------------------------------





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.